SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): May 8, 2002

                              NMXS.com, INC.
            (Exact Name of Registrant as Specified in Charter)


DELAWARE                           333-30176           91-1287406
(State or Other Jurisdiction       (Commission         (IRS Employer
of Incorporation)                  File Number)        Identification No.)

5041 INDIAN SCHOOL ROAD NE, SUITE 200, ALBUQUERQUE, NM      87110
(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:  (505) 255-1999

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)(i) Effective May 8, 2002, the Company dismissed Richard A. Eisner & Company, LLP as the Company's independent accountants.

   (ii) The reports of Richard A. Eisner & Company, LLP on the Company's consolidated financial statements for the fiscal years ended December 31, 2001 and 2000 contained no adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles. However, they added an explanatory paragraph to their report dated February 22, 2002 on the audit of our December 31, 2001 consolidated financial statements regarding the existence of substantial doubt about the Company's ability to continue as a going concern.

   (iii) The Board of Directors approved the dismissal on May 8, 2002. The Company has not designated members for an audit or similar committee.

   (iv) In connection with the Company's audits for its two most recent fiscal years, the Company has had no disagreements with Richard
          A. Eisner & Company, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Richard A. Eisner & Company, LLP would have caused them to make reference thereto in their report on the consolidated financial statements of the Company for such years.

   (v) The Company has requested that Richard A. Eisner & Company, LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.

(b)(i) The Company engaged Atkinson & Co., Ltd., Certified Public Accountants, as its new independent accountants effective May 8, 2002.

          During the Company's two most recent fiscal years and through the date of this report, neither the Company, nor anyone on its behalf, has consulted with Atkinson & Co., Ltd. regarding either
          (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Atkinson & Co., Ltd. concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B.

ITEM 7.  EXHIBITS

     (c) The following exhibit is furnished with this report in accordance with the provisions of Item 601 of Regulation S-B:

     Exhibit No.    Description of Exhibit                         Location
     16             Letter from Richard A. Eisner & Company, LLP
                    to the Securities and Exchange Commission      Attached


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NMXS.com, Inc.

Date: May 13, 2002                 By /s/ Richard Govatski
                                      Richard Govatski, President

Date: May 13, 2002                 By /s/ Robert Armstrong
                                      Robert Armstrong, Controller